Exhibit 10.6.1

FIRST AMENDMENT TO
SUBORDINATE UNSECURED TERM LOAN AGREEMENT

     THIS FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT (this “Amendment”), dated as of July 31, 2003 (the “Amendment Date”), is among INTERSTATE OPERATING COMPANY, L.P. (fka MeriStar H & R Operating Company, L.P.), a Delaware limited partnership, as the Borrower (“Borrower”); the Guarantors; LEHMAN COMMERCIAL PAPER, INC., as the Administrative Agent (“Administrative Agent”); LEHMAN BROTHERS, INC., as Sole Lead Arranger and Book Runner (“Lead Arranger”); LEHMAN BROTHERS, INC., as Lender (“Lehman”); and the Lenders a party hereto.

RECITALS:

     A. The Borrower, the Administrative Agent, Lehman and the Lenders are party to that certain Subordinate Unsecured Term Loan Agreement dated as of January 10, 2003, (the “Original Loan Agreement”).

     B. The parties hereto desire to amend the Original Loan Agreement and the other Credit Documents (as defined in the Original Loan Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Loan Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on August 15, 2003 (the “Termination Date”) the following conditions precedent have been satisfied:

a.	Documentation. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

b.	Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment’s effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

c.	No Default. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

d.	Senior Credit Facility. The Administrative Agent shall have received counterparts of the “Third Amendment to the Senior Secured Credit Agreement” in the form attached hereto as Exhibit A with respect to the Senior Credit Facility, fully executed by Borrower, Senior Guarantors, Société Générale as Administrative Agent, SG Cowen Securities Corporation as Joint Lead Arranger and Book Runner, Salomon Smith Barney Inc. as Joint Lead Arranger, Book Runner, and Co-Syndication Agent, Lehman Brothers, Inc. as Joint Lead Arranger, Book Runner, and Co-Syndication Agent, Credit Lyonnais New York Branch as Documentation Agent, and various other lenders that are a party to the Senior Credit Facility.

e.	Fees. The Administrative Agent shall have received for the benefit of each Lender that executes and delivers this Amendment to the Administrative Agent’s counsel by 5:00 p.m. EST on August 13, 2003 an amendment fee equal to fifteen (15) basis points times such Lender’s Commitment.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Administrative Agent for costs and expenses incurred in connection with this Amendment.

     3. The term “Loan Agreement” as used in the Credit Documents, shall mean the Original Loan Agreement, as amended by this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     4. From and after the Amendment Date, the chart set forth in Section 7.03(a) of the Loan Agreement is deleted in its entirety and replaced with the following chart:

Beginning Date of	Ending Date of Applicable
Applicable Period	Period	Leverage Ratio

Closing Date	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing October 1, 2002	5.75 to 1.00

The Status Reset Date during the Fiscal Quarter commencing October 1, 2002	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing January 1, 2003	5.25 to 1.00

The Status Reset Date during the Fiscal Quarter commencing January 1, 2003	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing July 1, 2003	5.00 to 1.00

The Status Reset Date during the Fiscal Quarter commencing July 1, 2003	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing October 1, 2003	4.70 to 1.00

The Status Reset Date during the Fiscal Quarter commencing October 1, 2003	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing April 1, 2004	4.50 to 1.00

The Status Reset Date during the Fiscal Quarter commencing April 1, 2004	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing January 1, 2005	4.25 to 1.00

The Status Reset Date during the Fiscal Quarter commencing January 1, 2005	No ending date	3.75 to 1.00

     5. In accordance with Section 7.06 of the Loan Agreement, from and after the Amendment Date, the chart set forth in Section 7.04 of the Loan Agreement is deleted in its entirety and replaced with the following chart:

Beginning Date of	Ending Date of
Applicable Period	Applicable Period	Senior Leverage Ratio

Closing Date	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing January 1, 2003	4.00 to 1.00

The Status Reset Date during the Fiscal Quarter commencing January 1, 2003	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing January 1, 2004	3.25 to 1.00

The Status Reset Date during the Fiscal Quarter commencing January 1, 2004	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing April 1, 2004	3.00 to 1.00

The Status Reset Date during the Fiscal Quarter commencing April 1, 2004	The day immediately prior to the Status Reset Date during the Fiscal Quarter commencing October 1, 2004	2.75 to 1.00

The Status Reset Date during the Fiscal Quarter commencing October 1, 2004	No ending date	2.50 to 1.00

     6. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     7. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

     8. Borrower shall pay all costs and expenses of Lender in connection with this Modification, including without limitation, the fees and disbursements of Lender’s counsel.

     9. This Modification may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

     10. This Modification shall be binding upon and inure to the benefit of Borrower, Indemnitor, Lender, and all future holders of the Secured Note and their respective successors and assigns..

     11. If any term, covenant or condition of this Modification shall be held to be invalid, illegal or unenforceable in any respect, this Modification shall be construed without such provision.

     12. This Modification shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

EXECUTED as of the date first referenced above.

BORROWER:

INTERSTATE OPERATING COMPANY, L.P.

By:	Interstate Hotels & Resorts, Inc., its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

ADMINISTRATIVE AGENT;

LEHMAN COMMERCIAL PAPER INC.

By:

Name: Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

LENDER:

LEHMAN BROTHERS INC

By:

Name: Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC. a Delaware corporation

By:

Name:

Title:

MERISTAR MANAGEMENT (CANMORE) LTD. a British Columbia (Canada) corporation

By:

Name:

Title:

MERISTAR MANAGEMENT (VANCOUVER-METRTOWN) LTD. a British Columbia (Canada) corporation

By:

Name:

Title:

BRIDGESTREET CANADA, INC. an Ontario (Canada) corporation

By:

Name:

Title:

BRIDGESTREET ACCOMMODATIONS, LTD. Incorporated under the laws of England and Wales

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

BRIDGESTREET ACCOMMODATIONS LONDON LIMITED Incorporated under the laws of England and Wales

By:

Name:

Title:

BRIDGESTREET WARDROBE PLACE LIMITED Incorporated under the laws of England and Wales

By:

Name:

Title:

LORYT(1) LIMITED Incorporated under the laws of England and Wales

By:

Name:

Title:

APALACHEE BAY SAS Incorporated under the laws of France

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

INTERSTATE MANAGEMENT COMPANY, L.L.C. a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WINSTON COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR BK COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR KCII COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WYANDOTTE COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C. a Delaware limited liability company

MERISTAR PRESTON CENTER, L.L.C. a Delaware limited liability company

MERISTAR HGI COMPANY, L.L.C. a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR VACATIONS, L.L.C. a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC a Delaware limited liability company

MERISTAR FLAGSTONE, LLC a Delaware limited liability company

By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its managing member

By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

BRIDGESTREET MARYLAND, LLC a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC a Delaware limited liability company

BRIDGESTREET ARIZONA, LLC a Delaware limited liability company

BRIDGESTREET NEVADA, LLC a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC a Delaware limited liability company

BRIDGESTREET OHIO, LLC a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC a Delaware limited liability company

BRIDGESTREET COLORADO, LLC a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC a Delaware limited liability company

By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, their sole member

By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

BRIDGESTREET TEXAS, L.P. a Delaware limited partnership

By:	BridgeStreet Nevada, LLC a Delaware limited liability company, its partner

	By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its member

		By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

By:	BridgeStreet Arizona, LLC a Delaware limited liability company, its partner

	By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its member

		By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

INTERSTATE HOTELS COMPANY a Delaware corporation

INTERSTATE INVESTMENT CORPORATION a Delaware corporation

INTERSTATE PARTNER CORPORATION a Delaware corporation

INTERSTATE PROPERTY CORPORATION a Delaware corporation

INTERSTATE/KP HOLDING CORPORATION a Delaware corporation

NORTHRIDGE HOLDINGS, INC. a Delaware corporation

IHC HOLDINGS, INC. a Delaware corporation

INTERSTATE MEMBER INC. a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY a Delaware corporation

By:

Name:

Title:

NORTHRIDGE INSURANCE COMPANY a corporation organized under the laws of the Cayman Islands

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

INTERSTATE PROPERTY PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:

Name:

Title:

INTERSTATE/DALLAS GP, L.L.C. a Delaware limited liability company

By:	Interstate Property Corporation a Delaware corporation, its managing member

By:

Name:

Title:

INTERSTATE KISSIMMEE PARTNER, L.P. a Delaware limited partnership

By:	Interstate/KP Holding Corporation a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

INTERSTATE PITTSBURGH HOLDINGS, L.L.C. a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Property Partnership, L.P. a Delaware limited liability company, their sole member

	By:	Interstate Property Corporation a Delaware corporation, its general partner

By:

Name:

Title:

INTERSTATE HOUSTON PARTNER, L.P. a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, their general partner

By:

Name:

Title:

INTERSTATE HOTELS, LLC a Delaware limited liability company

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C. a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C. a Delaware limited liability company

PAH-HILLTOP GP, LLC a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C. a Delaware limited liability company

IHC INTERNATIONAL DEVELOPMENT (UK), L.L.C. a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C. a Delaware limited liability company

CROSSROADS HOSPITALITY TENANT COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Hotels, LLC a Delaware limited liability company, their managing member

	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

HILLTOP EQUIPMENT LEASING COMPANY, L.P a Delaware limited partnership

By:	PAH-Hilltop GP, LLC a Delaware limited liability company, its general partner

	By:	Interstate Hotels, LLC a Delaware limited liability company, its sole member

		By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

Name:

Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

IHC/MOSCOW CORPORATION a Delaware corporation

By:

Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

FUTURE FINANCING MEMBER CORPORATION a Delaware corporation

By:

Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

CROSSROADS/MEMPHIS FINANCING CORPORATION a Delaware corporation

By:

Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

CROSSROADS/MEMPHIS FINANCING II CORPORATION a Delaware corporation

By:

Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

CROSSROADS FUTURE COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Member, Inc. a Delaware corporation, its member

By:

	Name:	Christopher L. Bennett
	Title:	Senior Vice President and Secretary

By:	Crossroads Hospitality Company, LLC a Delaware limited liability company, its member

	By:	Interstate Member, Inc. a Delaware corporation, its member

By:

		Name: Title:	Christopher L. Bennett Senior Vice President Secretary

	By:	Interstate Hotels, LLC a Delaware limited liability company, its managing member

		By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

			Name:	Christopher L. Bennett
			Title:	Senior Vice President and Secretary

     [ SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

CROSSROADS FUTURE FINANCING COMPANY, L.L.C. a Delaware limited liability company

By:	Crossroads Future Company, LLC a Delaware limited liability company, its sole member

	By:	Interstate Member, Inc. a Delaware corporation, its member

By:

		Name:	Christopher L. Bennett
		Title:	Senior Vice President and Secretary

	By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

		By:	Interstate Member, Inc. a Delaware corporation, its member

By:

			Name:	Christopher L. Bennett
			Title:	Senior Vice President and Secretary

		By:	Interstate Hotels, LLC a Delaware limited liability company, its member

			By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

				Name:	Christopher L. Bennett
				Title:	Senior Vice President and Secretary

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

CROSSROADS/MEMPHIS COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Member, Inc. a Delaware corporation, its member

	By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

	By:	Interstate Member, Inc. a Delaware corporation, its member

		By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

	By:	Interstate Hotels, LLC a Delaware limited liability company, its member

		By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

			By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

CROSSROADS/MEMPHIS PARTNERSHIP, L.P. a Delaware limited partnership

By:	Crossroads/Memphis Company, L.L.C. a Delaware limited liability company, its general partner

	By:	Interstate Member, Inc. a Delaware corporation, its member

		By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

		By:	Interstate Member, Inc. a Delaware corporation, its member

			By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

	By:	Interstate Hotels, LLC a Delaware limited liability company, its member

		By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

			By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF FIRST AMENDMENT TO SUBORDINATE UNSECURED TERM LOAN AGREEMENT]

CROSSROADS/MEMPHIS FINANCING COMPANY, L.L.C. a Delaware limited liability company

CROSSROADS/MEMPHIS FINANCING COMPANY II, L.L.C. a Delaware limited liability company

By:	Crossroads/Memphis Partnership, L.P. a Delaware limited partnership, their sole member

	By:	Crossroads/Memphis Company, L.L.C. A Delaware limited liability company, its general partner

		By:	Interstate Member, Inc. a Delaware corporation, its member

			By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

	By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

		By:	Interstate Member, Inc. a Delaware corporation, its member

			By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

		By:	Interstate Hotels, LLC a Delaware limited liability company, its member

			By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

				By: Name: Title:	____________________________ Christopher L. Bennett Senior Vice President and Secretary

EXHIBIT A

Third Amendment to Senior Secured Credit Agreement

[TO BE ATTACHED]